UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): October 4, 2016

STARLIGHT SUPPLY CHAIN MANAGEMENT COMPANY

FORMERLY KNOWN AS LIVE FIT CORP.

(Exact name of registrant as specified in charter)

333-197291	Nevada	90-1035363
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(IRS Employee Identification No.)

RM 1001, Unit 5, Building 8, ShangPin FuCheng FuZe Garden,

YanJiao Development District, SanHe City,

Heibei Province, China

(Address of principal executive offices and zip code)

+8618600638662

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2016, Starlight Supply Chain Management Company (“SSCM”), a Nevada corporation, entered into a definitive Share Exchange Agreement (“EXCHANGE AGREEMENT”) with the shareholders of Sing Kong Supply Chain Management Co. Limited (“SKSC”), a Hong Kong company. SSCM and SKSC shall sometimes be collectively referred to as the "Parties." Under the EXCHANGE AGREEMENT the shareholders of SKSC have agreed to exchange all of the shares that they own in SKSC for 4,752,217,304 shares of SSCM’s common stock. A copy of the EXCHANGE AGREEMENT is attached hereto as Exhibit 2.1, and is incorporated herein by this reference. The summary of the EXCHANGE AGREEMENT contained herein is qualified in its entirety by reference to Exhibit 2.1. As a result of the closing of the EXCHANGE AGREEMENT, SKSC will become a wholly owned subsidiary of SSCM, and the present directors and officers of SSCM will resign in favor of the nominees of SKSC.

The consummation of the exchange transaction under which SSCM will acquire 100% of the equity ownership of SKSC shall be referred to as the “Transaction.” SKSC has established a wholly foreign owned entity (“WFOE”) in the People’s Republic of China (“China”) that will acquire effective control of a China company (“China Company”) through the use of a variable interest entity structure (“VIE”), and the EXCHANGE AGREEMENT anticipates that all steps relating to the completion of the VIE structure will be completed before closing of the Transaction.

SKSC is a supply chain management (“SCM”) service provider through its WFOE in China. Although SKSC is only 12 months old, its management team has many years of experience in the SCM business, and its business has grown rapidly. SKSC has developed a proprietary SCM online software system that is integrated with logistics service centers located in key distribution / manufacturing cities in China. Further, SKSC’s finance team will consult with customers to help them to transform and adapt to the new supply chain model.

SKSC will primarily serve three types of customers:

1.	Consumers who need minerals resources and glass resources from manufacturers.
2.	SME (small and medium sized enterprise) owners who have a big trading volume in their industry but lack a SCM online system to support further company development and growth.
3.	SME owners who want to grow sufficiently to become a listed company.

SKSC currently offers its customers three categories of services:

1.	SCM services.
2.	SCM online Platform services.
3.	SCM company transformation services.

SKSC anticipates that its customers will use its SCM Platform to streamline their information, money flow and material flow to improve efficiency and productivity and to lower cost.

The EXCHANGE AGREEMENT contains, among other standard terms and conditions, the following provisions:

1.	In consideration for the transfer of all of the issued and outstanding shares of SKSC, SSCM will issue shares of its common stock to the shareholders of SKSC in the amounts agreed upon.
2.	The resignation of the officers and directors of SSCM will become effective immediately after the closing of the Transaction, with such vacancies filled by the nominees of SKSC.
3.	Any necessary third-party consents shall be obtained prior to closing, including but not limited to any consents required to be obtained from SSCM and SKSC’s lenders, creditors, vendors and lessors.
4.	Each of the Parties is continuing its due diligence review of the other, and each Party must be reasonably satisfied with the result of its review before closing.
5.	Among other things the closing of the EXCHANGE AGREEMENT is conditioned upon the WFOE entering into a satisfactory VIE arrangement with the China Company prior to closing, and VIE agreements must be in compliance with the laws and regulations of China.
6.	The audits of SKSC and the China Company must be completed prior to closing.
7.	From the date of the EXCHANGE AGREEMENT and until the closing date, SSCM and SKSC shall conduct their businesses solely in the ordinary course consistent with past practices and in a manner consistent with all representations, warranties or covenants contained in the EXCHANGE AGREEENT, and will not undertake various actions without the prior written consent of the other Party.
8.	The EXCHANGE AGREEMENT contains customary representations and warranties of the Parties, covenants and such conditions to closing as are customary in a Transaction of this nature.
9.	The EXCHANGE AGREEMENT may be terminated upon mutual consent, or if certain conditions are not met, and either of the Parties may terminate the agreement if closing does not occur within 30 days after the execution of the Agreement.

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The shares of common stock to be offered by SSCM in the exchange Transaction with the shareholders of SKSC have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, the agreement with SKSC disclosed herein. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, our inability to close the Transaction under the EXCHANGE AGREEMENT.

All forward-looking statements contained in this report speak only as of the date hereof and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties, as well as additional risks disclosed in our other reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1	Share Exchange Agreement dated October 4, 2016. Pursuant to the rules of the Securities and Exchange Commission (the “Commission”), the schedules or exhibits to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starlight Supply Chain Management Company

/s/ CHAN Wai Lun
CHAN Wai Lun
Chief Executive Officer

Date: October 6, 2016

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